Taxation	6 Months Ended
Jun. 30, 2021
Disclosure of income tax [Abstract]
Taxation
Note 8: Tax expense
In accordance with IAS 34, the Group’s income tax expense for the half-year to 30 June 2021 is based on the best estimate of the weighted-average annual income tax rate expected for the full financial year. The tax effects of one-off items are not included in the weighted-average annual income tax rate, but are recognised in the relevant period.
An explanation of the relationship between tax expense and accounting profit is set out below:

	Half-year to 30 June 2021	Half-year to 30 June 2020	Half-year to 31 Dec 2020
	£m	£m	£m

Profit (loss) before tax	3,905	(602)	1,828
UK corporation tax thereon at 19 per cent (2020: 19 per cent)	(742)	114	(347)
Impact of surcharge on banking profits	(229)	44	(151)
Non-deductible costs: conduct charges	(7)	(11)	(13)
Non-deductible costs: bank levy	—	—	(38)
Other non-deductible costs	(67)	(40)	(34)
Non-taxable income	35	76	(17)
Tax relief on coupons on other equity instruments	40	44	42
Tax-exempt gains on disposals	36	3	78
Tax losses where no deferred tax recognised	(9)	(1)	(57)
Remeasurement of deferred tax due to rate changes	970	354	(4)
Differences in overseas tax rates	(25)	13	2
Policyholder tax	(36)	(23)	(23)
Policyholder deferred tax asset in respect of life assurance expenses	4	—	49
Adjustments in respect of prior years	(10)	48	56
Tax effect of share of results of joint ventures	—	—	(3)
Tax (expense) credit	(40)	621	(460)
The Finance Act 2021, which was substantively enacted on 24 May 2021, increases the rate of corporation tax from 19 per cent to 25 per cent with effect from 1 April 2023. The impact of this rate change is an increase in the Group’s net deferred tax asset as at 30 June 2021 of £786 million, comprising a £970 million credit included in the income statement and a £184 million charge included in equity. The tax credit in the half-year to 30 June 2020 included an uplift in deferred tax assets following the announcement by the UK Government that it would maintain the corporation tax rate at 19 per cent.